UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: July 28, 2020
(Date of earliest event reported)
LA JOLLA PHARMACEUTICAL COMPANY
(Exact name of registrant as specified in its charter)
Commission File Number: 1-36282

California	33-0361285
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4550 Towne Centre Court, San Diego, California 92121
(Address of principal executive offices, including zip code)
(858) 207-4264
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LJPC	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01    Completion of Acquisition or Disposition of Assets.
As previously disclosed on June 24, 2020, La Jolla Pharmaceutical Company (“La Jolla”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tetraphase Pharmaceuticals, Inc., a Delaware corporation (“Tetraphase”), and TTP Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of La Jolla (“Merger Sub”). On July 28, 2020, La Jolla completed the acquisition of Tetraphase for $43.0 million upfront cash plus potential future cash payments of up to $16.0 million pursuant to contingent value rights (“CVRs”). Following the acquisition, Tetraphase became a wholly owned subsidiary of La Jolla.
Pursuant to the terms of the Merger Agreement, the upfront cash consideration was as follows: (i) $2.00 per share of Tetraphase common stock (including common stock underlying restricted stock units, performance-based stock units and pre-funded warrants); (ii) $2.68 per share of Tetraphase common stock underlying the common stock warrants issued by Tetraphase in November 2019; and (iii) $2.69 per share of Tetraphase common stock underlying the common stock warrants issued by Tetraphase in January 2020. Tetraphase equity holders received, for each share of Tetraphase common stock, one non-tradeable CVR. The holders of the CVRs are entitled to receive potential future cash payments of up to $16.0 million in the aggregate upon the achievement of certain net sales of XERAVA™ (eravacycline) for injection in the U.S. as follows: (i) $2.5 million if 2021 XERAVA U.S. net sales are at least $20 million; (ii) $4.5 million if XERAVA U.S. net sales are at least $35 million during any calendar year ending on or prior to December 31, 2024; and (iii) $9.0 million if XERAVA U.S. net sales are at least $55 million during any calendar year ending on or prior to December 31, 2024 (collectively, the “CVR Milestones”).
The foregoing summaries of the Merger Agreement and the transactions contemplated respectively thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Merger Agreement, the Form of Support Agreement and the Form of Exchange Agreement, attached as Exhibits 2.1, 10.2 and 10.3, respectively, to the Current Report on Form 8-K filed by La Jolla on June 24, 2020, which are incorporated herein by reference, as well as the Contingent Value Rights Agreement between La Jolla and American Stock Transfer & Trust Company, LLC, as Rights Agent, in the form attached hereto as Exhibit 10.1.
Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Effective on July 28, 2020 after the closing of the Merger, the Board of Directors appointed Larry Edwards, age 48, as La Jolla’s President and Chief Executive Officer and as La Jolla’s “principal executive officer,” as such term is defined under the Securities Exchange Act of 1934, as amended.
From 2015 to 2020, Mr. Edwards served in various positions at Tetraphase, most recently serving as Chief Executive Officer. From 2014 to 2015, he served as Senior Director of Marketing of the Gram-negative Franchise of Cubist Pharmaceuticals, Inc. (acquired by Merck & Co., Inc.). From 1999 to 2014, Mr. Edwards served in various positions at Merck and Co., Inc., most recently serving as Global Marketing Director of Clostridium Difficile and New Infectious Disease Products. Mr. Edwards received a B.S. degree in business and healthcare administration from Ohio University.
Mr. Edwards will be compensated with an annualized base salary of $500,000 and a target bonus equal to 55% of his base salary. Mr. Edwards is also eligible to receive cash bonuses of up to $200,000, which are tied to the achievement of the CVR Milestones and will be paid as follows: (i) $31,000 if 2021 XERAVA U.S. net sales are at least $20 million; (ii) $56,000 if XERAVA U.S. net sales are at least $35 million in any calendar year ending on or prior to December 31, 2024; and (iii) $113,000 if XERAVA U.S. net sales are at least $55 million in any calendar year ending on or prior to December 31, 2024. In connection with his appointment, Mr. Edwards was granted options to purchase 400,000 shares of common stock of La Jolla, 300,000 of which will vest over 4 years from his commencement of service, and the remaining 100,000 of which will vest as of December 31, 2021, subject to a performance condition related to La Jolla’s income from operations for the year ending December 31, 2021.

Mr. Edwards’ employment with La Jolla constitutes “at-will” employment, meaning Mr. Edwards and La Jolla are free to terminate Mr. Edwards’ employment at any time, for any reason or for no reason; provided, however, if La Jolla terminates Mr. Edwards’ employment without cause, or Mr. Edwards terminates his employment for good reason, on or before July 28, 2021, then: (i) Mr. Edwards will receive 12 months of his then-current base salary payable over a 12-month period; and (ii) Mr. Edwards will be reimbursed by La Jolla for continued medical coverage for up to 12 months following the separation date. Provided further, if La Jolla terminates Mr. Edwards’ employment without cause, or Mr. Edwards terminates his employment for good reason within 12 months after a change in control and such change in control occurs on or before July 28, 2021, then: (i) Mr. Edwards will receive 18 months of his then-current base salary payable over an 18-month period; (ii) Mr. Edwards will receive 100% of his then-current annual target bonus payable in a lump sum; and (iii) Mr. Edwards will be reimbursed by La Jolla for continued medical coverage for up to 18 months following the separation date. These post-employment termination benefits are subject to La Jolla’s standard post-termination terms and conditions.
Item 9.01    Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.     Description

2.1
Agreement and Plan of Merger by and among La Jolla, Merger Sub and Tetraphase, dated June 24, 2020 (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by La Jolla on June 24, 2020)

10.1	Contingent Value Rights Agreement, dated as of July 17, 2020, between La Jolla Pharmaceutical Company and American Stock Transfer & Trust Company, LLC, as Rights Agent
10.2
Form of Support Agreement, dated June 24, 2020, by and among La Jolla, Merger Sub and the stockholder named therein (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed with the SEC by La Jolla on June 24, 2020)

10.3
Form of Exchange Agreement, dated June 24, 2020, by and among La Jolla, Merger Sub and the holder named therein (incorporated herein by reference to Exhibit 10.3 to the Current Report on Form 8-K filed with the SEC by La Jolla on June 24, 2020)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA JOLLA PHARMACEUTICAL COMPANY

Date: July 28, 2020	By:	/s/ Michael Hearne
Michael Hearne
Chief Financial Officer